UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 21, 2004
               (Date of report (Date of earliest event reported))

                                   POZEN Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                  000-31719                   62-1657552
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
           Incorporation)                                    Identification No.)

                          1414 Raleigh Road, Suite 400
                        Chapel Hill, North Carolina 27517
               (Address of principal executive offices) (Zip Code)

                                 (919) 913-1030
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events

     On December 21, 2004, the Company issued a press release describing regulatory developments relating to its drug candidate MT 100. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

                  99.1     Press release, dated December 21, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               POZEN Inc.


                               By:  /s/  William L. Hodges
                                    _________________________________
                                    William L. Hodges
                                    Senior Vice President and Chief Financial
                                    Officer



Date:  December 21, 2004

                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1                      Press release, dated December 21, 2004